UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05693)

Exact name of registrant as specified in charter:	Putnam Europe Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2017

Date of reporting period:	July 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Europe Equity Fund

Semiannual report
12 | 31 | 16

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEUGX

Putnam
Europe Equity
Fund

Semiannual report
12 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Investments in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure, which may be considered leverage, or, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

February 7, 2017

Dear Fellow Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

About the fund

Pursuing growth in European markets since 1990

As a shareholder of Putnam Europe Equity Fund, you are seeking to benefit from opportunities in one of the world's most developed economic regions. Europe has a long history of capitalism and stock investing, and the region continues to evolve. Today, the 28 member states of the European Union form a large, integrated economy that exports more goods and services than any nation in the world, and that has demonstrated its resilience through difficult economic conditions such as the recent sovereign debt crisis.

European companies continue to rank among global leaders in many business sectors, including financials, health care, and telecommunications. If you look at the products or services you use every day — from cars and cell phones to household products — you are likely to find many items made by European companies.

European stocks can offer diversification to U.S. investors because Europe can follow a different business cycle than that of the United States. Though international markets can experience downturns, investing internationally gives investors an opportunity to keep building wealth even if U.S. stocks struggle.

Since 1990, the fund has sought attractively valued companies across European markets. Pursuing Putnam's "blend" strategy, the fund's manager targets stocks believed to be worth more than their current prices indicate, and seeks to position the fund to perform well whether growth- or value-style stocks are leading international markets. The manager selects stocks and determines market and sector weightings relying in part on the proprietary research of Putnam analysts based in Boston and London.

Developments and events that have affected European markets

1990
Germany reunifies

1991
European Common Market becomes European Union

1998
European Central Bank is founded

1999
The euro integrates 11 European economies under one currency

2007
European Union surpasses United States as world's largest economy

2016
United Kingdom voters choose in Brexit referendum to separate from the European Union

2 Europe Equity Fund

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund's portfolio manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Valuation
Considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company's growth potential and capital requirements.

Cash flow
Examining company financials, particularly the amount of cash a company generates relative to the earnings that it reports, and projects its ability to generate cash returns going forward.

Quality
Seeking high-quality companies with characteristics such as solid management teams and sound business models.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/16. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 13.

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Sam is Co-Head of Equities at Putnam. He has a B.A. from Oxford University. Sam joined Putnam in 2000 and has been in the investment industry since 1988.

Sam, how would you describe the investment environment for the six-month period ended December 31, 2016?

The period began on the heels of a market-disrupting event in late June, when the United Kingdom voted to leave the European Union [EU]. This was a surprising decision that sent global markets tumbling for a brief period and dealt a serious blow to the relative value of the pound sterling.

Markets recovered from this political event, however, and went on to deliver modestly positive performance for the balance of the period. U.S. markets, in particular, appear to have taken the election of Donald Trump to the U.S. presidency as a positive signal for deregulation and domestic stimulus, while non-U.S. markets suffered somewhat due to the uncertainty that a Trump presidency appeared to promise. Higher interest rates and the potential for protectionist trade policy were the main areas of concern. Eventually, however, non-U.S. markets staged a turnaround, fueled in part by currency weakness relative to the rising U.S. dollar. This rally then gained additional momentum in Europe following the Italian

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Allocations are shown as a percentage of the fund’s net assets as of 12/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Europe Equity Fund

referendum result in early December, in which voters rejected a series of political reforms.

In this context, how did Putnam Europe Equity Fund perform?

The fund underperformed its benchmark during the period, mainly due to disappointing stock selection results. This occurred in an environment in which investors favored the cheapest stocks in the market irrespective of fundamentals. This was particularly the case in the second half of the period.

In the fund, I seek to invest in stocks that I believe possess two key characteristics: They must be attractively valued, and they must possess a catalyst for positive change. Some portfolio managers focus exclusively on valuation — or relative cheapness — but I believe that is not enough. In 2016, however, stocks that exhibited relative cheapness but that, in my view, did not necessarily possess a catalyst for change performed very well, and this led the fund to underperform.

How did U.K. markets fare as the U.K. government made efforts to map a plan for Brexit?

In the months following the June vote for Brexit, the U.K. stock market generally proved resilient, taking a mostly positive trajectory on the basis of better-than-expected U.K. economic data. The U.K. economy’s health surprised us, as well, but we continue to believe that the U.K. economy and markets will eventually experience Brexit-related headwinds. Rising inflation, which was already evident in the fourth quarter of 2016 with respect to gasoline and imported food prices, will increasingly act as a tax on U.K. consumers, in my view. With the overhang of uncertainty relative to the U.K. government’s negotiations over the terms of its departure from the EU, we are somewhat cautious, particularly on U.K. equities exposed to the domestic economy, and may seek to reduce the fund’s benchmark-relative overweight in this area in the coming months.

Elsewhere in Europe, how did you maintain or adjust portfolio positioning through the period?

We continued to focus on making stock-specific calls rather than major country or sector bets across European markets. In terms of sectors, we remained more or less in line with the fund’s benchmark, though we did add selectively to financial stocks as yields rose in the second half of the period.

What holdings stood out as contributors to the fund’s relative performance?

Coincident with better growth expectations in the United States, Europe, and China, a rise in long-duration bond yields was a strong tailwind for financial stocks — particularly banks. Consequently, the fund’s benchmark-relative overweights in select European financial companies, including Societe Generale, ING Groep, and Natixis, were the largest contributors to the fund’s relative performance results.

What were some of the stocks or strategies that detracted most from the fund’s relative performance?

The fund’s benchmark-relative overweight in the stock of Veolia, a France-based utility and waste management company, was a drag on performance. The interest-rate environment shifted during the period, causing bond yields to rise. As a result, utility stocks such as Veolia, which tend to lure investors with dividends, generally became less attractive to market participants. Veolia’s short-term results also disappointed expectations following significant fundamental improvement in 2015. That said,

Europe Equity Fund 7

we continued to have confidence in management’s ability to improve the business, and we retained the position at period-end.

Given the strength of financials during the latter part of the period, our decision not to hold the stock of banking giant HSBC hurt relative performance results.

The third-largest detractor was our position in the stock of Kerry Group, a food-ingredients company based in Ireland. We held the stock as we believe Kerry’s medium- and long-term growth prospects were undervalued. That said, as a consistent grower, its valuation multiple is relatively high, and during the period markets focused on companies trading at low multiples, often irrespective of the companies’ growth or fundamental prospects. We continued to like Kerry’s future prospects and maintained the position at period-end.

What is your outlook for European stocks?

We continue to find what we believe is significant value in European markets. The global economy is performing modestly better than expected. This may especially benefit companies in Europe whose operating leverage should materially boost margins in a better top-line growth environment. Furthermore, as a result of currency depreciation relative to the U.S. dollar, we think there is additional potential for improved earnings momentum among European companies.

On the whole, we remain cautiously optimistic about prospects for European stocks despite the various elections that are slated to occur in 2017. In the Netherlands, France, and Germany, voters will go to the polls this year, and we expect populist candidates may perform well but are unlikely to wrest political control from the existing establishment. So although current European politics has helped propel skepticism about integration, we do not expect resulting reconstituted coalition governments to be positioned to call new referenda on EU membership.

In addition, if political pressures from European elections subside and new fiscal and trade policies under the Trump administration surprise on the upside, we expect there could be positive and mutually amplifying ripple effects

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

8 Europe Equity Fund

throughout global equity markets. Also, though it has established a framework to begin tapering its quantitative easing programs late in 2017, the European Central Bank remains accommodative and quick to offer aid to systemically important sectors, in our view.

Thank you, Sam, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Europe Equity Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (9/7/90)
Before sales charge	7.32%	8.52%	0.82%	48.21%	8.19%	–10.41%	–3.60%	–5.03%	3.27%

After sales charge	7.08	2.28	0.23	39.69	6.91	–15.56	–5.48	–10.49	–2.67

Class B (2/1/94)
Before CDSC	7.08	2.18	0.22	42.79	7.38	–12.39	–4.31	–5.71	2.92

After CDSC	7.08	2.18	0.22	40.79	7.08	–14.93	–5.25	–10.33	–2.08

Class C (7/26/99)
Before CDSC	6.53	0.76	0.08	42.77	7.38	–12.38	–4.31	–5.69	2.93

After CDSC	6.53	0.76	0.08	42.77	7.38	–12.38	–4.31	–6.61	1.93

Class M (12/1/94)
Before sales charge	6.81	3.22	0.32	44.53	7.64	–11.76	–4.08	–5.51	3.01

After sales charge	6.66	–0.39	–0.04	39.47	6.88	–14.85	–5.22	–8.81	–0.60

Class R (12/1/03)
Net asset value	7.07	5.93	0.58	46.40	7.92	–11.07	–3.84	–5.23	3.19

Class Y (10/4/05)
Net asset value	7.44	11.31	1.08	50.08	8.46	–9.72	–3.35	–4.76	3.45

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Europe Equity Fund

Comparative index returns For periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

MSCI Europe
Index (ND)	7.30%	3.69%	0.36%	35.44%	6.25%	–9.21%	–3.17%	–0.40%	4.98%

Lipper European
Region Funds	7.34	10.58	0.84	42.88	7.24	–6.45	–2.33	–0.94	5.29
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/16 , there were 170, 165, 112, 92, 70, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.625		$0.447	$0.421	$0.509		$0.578	$0.697

Capital gains	—		—	—	—		—	—

Total	$0.625		$0.447	$0.421	$0.509		$0.578	$0.697

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/16	$22.65	$24.03	$21.62	$21.99	$22.42	$23.23	$22.40	$22.75

12/31/16	22.76	24.15	21.80	22.21	22.58	23.40	22.53	22.83

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 6/30/16*	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Annualized expense ratio for
the six-month period ended
12/31/16†	1.29%	2.04%	2.04%	1.79%	1.54%	1.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Includes an increase of 0.01% from annualizing the performance fee adjustment for the six months ended 12/31/16.

Europe Equity Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/16 to 12/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$6.61	$10.43	$10.43	$9.16	$7.89	$5.33

Ending value (after expenses)	$1,032.70	$1,029.20	$1,029.30	$1,030.10	$1,031.90	$1,034.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/16, use the following calculation method. To find the value of your investment on 7/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$6.56	$10.36	$10.36	$9.10	$7.83	$5.30

Ending value (after expenses)	$1,018.70	$1,014.92	$1,014.92	$1,016.18	$1,017.44	$1,019.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Europe Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Europe Index (ND) is an unmanaged index of Western European equity securities. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Europe Equity Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2016, Putnam employees had approximately $454,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Europe Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Europe Equity Fund 15

The fund’s portfolio 12/31/16 (Unaudited)

COMMON STOCKS (99.2%)*	Shares	Value

Belgium (3.0%)

Anheuser-Busch InBev SA/NV	59,314	$6,263,974

		6,263,974

Finland (1.5%)

Nokia OYJ	676,136	3,242,063

		3,242,063

France (18.8%)

Airbus SE	60,377	3,984,797

ArcelorMittal SA †	270,837	1,996,806

Criteo SA ADR † S	50,100	2,058,108

Eurazeo SA	40,236	2,353,573

Natixis SA	714,983	4,031,592

Rexel SA	114,614	1,882,800

Sanofi	78,318	6,334,037

SFR Group SA †	98,754	2,784,251

Societe Generale SA	96,831	4,753,497

Technip SA	27,521	1,952,957

Valeo SA	67,445	3,875,363

Veolia Environnement SA	221,450	3,764,531

		39,772,312

Germany (10.7%)

Evonik Industries AG	104,274	3,104,747

Henkel AG & Co. KGaA (Preference)	35,746	4,262,940

LANXESS AG	44,245	2,899,031

Rheinmetall AG	32,098	2,156,683

RWE AG †	105,066	1,306,632

Siemens AG	54,132	6,654,009

Stroeer SE & Co. KGaA S	50,951	2,231,600

		22,615,642

Ireland (5.4%)

Bank of Ireland †	11,804,298	2,903,077

CRH PLC	97,628	3,374,241

Hibernia REIT PLC R	1,471,167	1,912,043

Kerry Group PLC Class A	45,095	3,224,636

		11,413,997

Israel (0.9%)

Mobileye NV † S	50,500	1,925,060

		1,925,060

Italy (4.2%)

ENI SpA	170,251	2,760,290

Fiat Chrysler Automobiles NV	303,354	2,755,435

Telecom Italia SpA RSP	4,645,173	3,357,396

		8,873,121

Netherlands (5.6%)

Heineken NV	34,027	2,548,733

ING Groep NV GDR	392,870	5,528,829

Koninklijke Ahold Delhaize NV	99,514	2,094,550

Unilever NV ADR	38,779	1,593,802

		11,765,914

16 Europe Equity Fund

COMMON STOCKS (99.2%)* cont.	Shares	Value

Norway (1.3%)

Orkla ASA	311,926	$2,822,095

		2,822,095

Spain (2.5%)

Aena SA	12,864	1,755,067

Cellnex Telecom, SA 144A	112,119	1,610,240

Grifols SA ADR	125,400	2,015,178

		5,380,485

Sweden (4.4%)

Com Hem Holding AB	280,986	2,679,312

Securitas AB Class B	185,352	2,915,046

Swedbank AB Class A	158,371	3,827,714

		9,422,072

Switzerland (7.7%)

Novartis AG	103,556	7,532,524

Partners Group Holding AG	4,757	2,226,302

Roche Holding AG	29,064	6,622,326

		16,381,152

United Kingdom (30.5%)

Admiral Group PLC	106,395	2,385,800

Associated British Foods PLC	99,767	3,371,764

AstraZeneca PLC	86,359	4,683,532

Barclays PLC	1,260,020	3,461,237

Berkeley Group Holdings PLC (The)	74,892	2,588,708

BHP Billiton PLC	231,418	3,658,964

Compass Group PLC	215,991	3,981,215

Foxtons Group PLC	1,248,526	1,567,946

Imperial Brands PLC	102,560	4,461,537

Prudential PLC	275,947	5,504,080

Royal Dutch Shell PLC Class A	365,818	10,080,007

RPC Group PLC	191,695	2,507,879

Shire PLC	78,270	4,435,261

St James’s Place PLC	222,664	2,769,570

Virgin Money Holdings UK PLC	410,366	1,528,404

Wolseley PLC	45,377	2,772,271

WPP PLC	219,508	4,907,254

		64,665,429

United States (2.7%)

Alphabet, Inc. Class C †	2,224	1,716,528

Amazon.com, Inc. †	2,200	1,649,714

KKR & Co. LP	146,700	2,257,709

		5,623,951

Total common stocks (cost $227,634,059)		$210,167,267

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value

U.S. Treasury Notes 0.750%, 12/31/17 [i]	$162,000	$161,721

Total U.S. treasury obligations (cost $161,721)		$161,721

Europe Equity Fund 17

	Principal amount/
SHORT-TERM INVESTMENTS (2.5%)*		shares	Value

Putnam Cash Collateral Pool, LLC 0.91% [d]	Shares	4,211,326	$4,211,326

Putnam Short Term Investment Fund 0.69% L	Shares	745,782	745,782

U.S. Treasury Bills 0.455%, 2/9/17 Δ		$190,000	189,913

U.S. Treasury Bills 0.418%, 2/2/17 Δ		120,000	119,958

Total short-term investments (cost $5,266,972)			$5,266,979

TOTAL INVESTMENTS

Total investments (cost $233,062,752)			$215,595,967

Key to holding’s abbreviations

ADR   American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR  Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $211,909,749.

† This security is non-income-producing.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $65,395 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Financials	20.5%

Health care	14.9

Consumer staples	14.5

Industrials	10.4

Consumer discretionary	10.4

18 Europe Equity Fund

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $15,833,139) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	British Pound	Sell	3/16/17	$169,753	$174,354	$4,601

	Danish Krone	Buy	3/16/17	204,967	208,027	(3,060)

	Euro	Sell	3/16/17	7,275,613	7,371,574	95,961

JPMorgan Chase Bank N.A.

	British Pound	Sell	3/16/17	119,753	123,107	3,354

	Norwegian Krone	Buy	3/16/17	78,551	80,624	(2,073)

	Swedish Krona	Sell	3/16/17	27,247	27,039	(208)

	Swiss Franc	Buy	3/16/17	7,677,174	7,757,663	(80,489)

State Street Bank and Trust Co.
	Norwegian Krone	Buy	3/16/17	2,618	2,687	(69)

	Swiss Franc	Buy	3/16/17	87,297	88,064	(767)

Total						$17,250

Europe Equity Fund 19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:

Belgium	$—	$6,263,974	$—

Finland	—	3,242,063	—

France	2,058,108	37,714,204	—

Germany	—	22,615,642	—

Ireland	—	11,413,997	—

Israel	1,925,060	—	—

Italy	—	8,873,121	—

Netherlands	—	11,765,914	—

Norway	—	2,822,095	—

Spain	2,015,178	3,365,307	—

Sweden	—	9,422,072	—

Switzerland	—	16,381,152	—

United Kingdom	—	64,665,429	—

United States	5,623,951	—	—

Total common stocks	11,622,297	198,544,970	—

U.S. treasury obligations	—	161,721	—

Short-term investments	745,782	4,521,197	—

Totals by level	$12,368,079	$203,227,888	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$17,250	$—

Totals by level	$—	$17,250	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

20 Europe Equity Fund

Statement of assets and liabilities 12/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $4,071,578 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $228,105,644)	$210,638,859
Affiliated issuers (identified cost $4,957,108) (Notes 1 and 5)	4,957,108

Foreign currency (cost $68,898) (Note 1)	69,062

Dividends, interest and other receivables	599,290

Receivable for shares of the fund sold	104,630

Receivable for investments sold	1,951,643

Unrealized appreciation on forward currency contracts (Note 1)	103,916

Prepaid assets	55,128

Total assets	218,479,636

LIABILITIES

Payable for shares of the fund repurchased	1,358,491

Payable for compensation of Manager (Note 2)	125,507

Payable for custodian fees (Note 2)	36,467

Payable for investor servicing fees (Note 2)	123,896

Payable for Trustee compensation and expenses (Note 2)	267,504

Payable for administrative services (Note 2)	2,267

Payable for distribution fees (Note 2)	117,543

Unrealized depreciation on forward currency contracts (Note 1)	86,666

Collateral on securities loaned, at value (Note 1)	4,211,326

Collateral on certain derivative contracts, at value (Note 1)	161,721

Other accrued expenses	78,499

Total liabilities	6,569,887

Net assets	$211,909,749

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$299,023,640

Distributions in excess of net investment income (Note 1)	(3,153,563)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(66,501,157)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(17,459,171)

Total — Representing net assets applicable to capital shares outstanding	$211,909,749

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($146,825,846 divided by 6,450,360 shares)	$22.76

Offering price per class A share (100/94.25 of $22.76)*	$24.15

Net asset value and offering price per class B share ($3,651,743 divided by 167,544 shares)**	$21.80

Net asset value and offering price per class C share ($16,448,920 divided by 740,716 shares)**	$22.21

Net asset value and redemption price per class M share ($2,484,020 divided by 109,991 shares)	$22.58

Offering price per class M share (100/96.50 of $22.58)*	$23.40

Net asset value, offering price and redemption price per class R share
($331,909 divided by 14,733 shares)	$22.53

Net asset value, offering price and redemption price per class Y share
($42,167,311 divided by 1,847,127 shares)	$22.83

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Europe Equity Fund 21

Statement of operations Six months ended 12/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $171,829)	$1,471,729

Interest (including interest income of $5,610 from investments in affiliated issuers) (Note 5)	$5,772

Securities lending (net of expenses) (Note 1)	54,053

Total investment income	1,531,554

EXPENSES

Compensation of Manager (Note 2)	858,941

Investor servicing fees (Note 2)	254,889

Custodian fees (Note 2)	26,944

Trustee compensation and expenses (Note 2)	6,147

Distribution fees (Note 2)	331,751

Administrative services (Note 2)	4,023

Other	121,558

Total expenses	1,604,253

Expense reduction (Note 2)	(121)

Net expenses	1,604,132

Net investment loss	(72,578)

Net realized loss on investments (Notes 1 and 3)	(2,297,261)

Net realized gain on foreign currency transactions (Note 1)	138,522

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(116,263)

Net unrealized appreciation of investments during the period	10,353,960

Net gain on investments	8,078,958

Net increase in net assets resulting from operations	$8,006,380

The accompanying notes are an integral part of these financial statements.

22 Europe Equity Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 12/31/16*	Year ended 6/30/16

Operations

Net investment income (loss)	$(72,578)	$5,405,534

Net realized loss on investments
and foreign currency transactions	(2,158,739)	(14,608,270)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	10,237,697	(43,274,657)

Net increase (decrease) in net assets resulting
from operations	8,006,380	(52,477,393)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(4,056,422)	(2,309,432)

Class B	(73,974)	(19,156)

Class C	(308,970)	(128,419)

Class M	(55,345)	(15,454)

Class R	(8,236)	(1,537)

Class Y	(1,302,297)	(1,369,932)

Decrease from capital share transactions (Note 4)	(52,548,859)	(35,143,900)

Total decrease in net assets	(50,347,723)	(91,465,223)

NET ASSETS

Beginning of period	262,257,472	353,722,695

End of period (including distributions in excess of net
investment income of $3,153,563 and undistributed net
investment income of $2,724,259, respectively)	$211,909,749	$262,257,472

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Europe Equity Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

														Ratio of net
	Net asset	Net	Net realized										Ratio	investment
	value,	investment	and unrealized	Total from	From	From			Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	net investment	return	Total	Redemption	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	of capital	distributions	fees	ments	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A

December 31, 2016**	$22.65	—[f]	.74	.74	(.63)	—	(.63)	—	—	$22.76	3.27*	$146,826	.65*	(.02)*	20 *

June 30, 2016	26.46	.40	(3.95)	(3.55)	(.26)	—	(.26)	—	—	22.65	(13.48)	180,729	1.31[d]	1.64[d]	66

June 30, 2015	27.57	.29	(1.04)	(.75)	(.36)	—	(.36)	—	—	26.46	(2.64)	233,407	1.30	1.11	62

June 30, 2014	21.73	.31	5.74	6.05	(.22)	—	(.22)	—	.01[e]	27.57	27.93	226,016	1.41	1.20	64

June 30, 2013	17.45	.29	4.30	4.59	(.31)	—	(.31)	—[f]	—	21.73	26.39	143,122	1.48	1.43	66

June 30, 2012	21.50	.32	(3.94)	(3.62)	(.84)	(.03)	(.87)	.01	.43[g,h,i]	17.45	(14.38) [g,i]	130,428	1.47	1.78	62

Class B

December 31, 2016**	$21.62	(.09)	.72	.63	(.45)	—	(.45)	—	—	$21.80	2.92*	$3,652	1.03*	(.40)*	20 *

June 30, 2016	25.29	.22	(3.79)	(3.57)	(.10)	—	(.10)	—	—	21.62	(14.15)	4,003	2.06[d]	.96[d]	66

June 30, 2015	26.37	.09	(.99)	(.90)	(.18)	—	(.18)	—	—	25.29	(3.36)	4,488	2.05	.38	62

June 30, 2014	20.80	.09	5.52	5.61	(.05)	—	(.05)	—	.01[e]	26.37	27.01	4,358	2.16	.38	64

June 30, 2013	16.72	.12	4.11	4.23	(.15)	—	(.15)	—[f]	—	20.80	25.36	2,907	2.23	.60	66

June 30, 2012	20.55	.16	(3.72)	(3.56)	(.66)	(.03)	(.69)	.01	.41[g,h,i]	16.72	(14.98) [g,i]	3,126	2.22	.92	62

Class C

December 31, 2016**	$21.99	(.09)	.73	.64	(.42)	—	(.42)	—	—	$22.21	2.93*	$16,449	1.03*	(.40)*	20 *

June 30, 2016	25.74	.18	(3.82)	(3.64)	(.11)	—	(.11)	—	—	21.99	(14.17)	18,798	2.06[d]	.76[d]	66

June 30, 2015	26.83	.12	(1.03)	(.91)	(.18)	—	(.18)	—	—	25.74	(3.35)	25,408	2.05	.49	62

June 30, 2014	21.28	.22	5.50	5.72	(.18)	—	(.18)	—	.01[e]	26.83	27.00	19,165	2.16	.85	64

June 30, 2013	17.11	.18	4.16	4.34	(.17)	—	(.17)	—[f]	—	21.28	25.41	2,679	2.23	.90	66

June 30, 2012	21.05	.18	(3.84)	(3.66)	(.68)	(.03)	(.71)	.01	.42[g,h,i]	17.11	(15.01) [g,i]	1,502	2.22	1.01	62

Class M

December 31, 2016**	$22.42	(.06)	.73	.67	(.51)	—	(.51)	—	—	$22.58	3.01*	$2,484	.90 *	(.27)*	20 *

June 30, 2016	26.18	.28	(3.91)	(3.63)	(.13)	—	(.13)	—	—	22.42	(13.91)	2,627	1.81[d]	1.16[d]	66

June 30, 2015	27.26	.16	(1.03)	(.87)	(.21)	—	(.21)	—	—	26.18	(3.12)	3,394	1.80	.63	62

June 30, 2014	21.49	.15	5.70	5.85	(.09)	—	(.09)	—	.01[e]	27.26	27.32	3,294	1.91	.59	64

June 30, 2013	17.27	.18	4.25	4.43	(.21)	—	(.21)	—[f]	—	21.49	25.71	2,795	1.98	.92	66

June 30, 2012	21.26	.22	(3.87)	(3.65)	(.74)	(.03)	(.77)	.01	.42[g,h,i]	17.27	(14.80) [g,i]	2,565	1.97	1.24	62

Class R

December 31, 2016**	$22.40	(.03)	.74	.71	(.58)	—	(.58)	—	—	$22.53	3.19 *	$332	.78*	(.15)*	20 *

June 30, 2016	26.09	.32	(3.89)	(3.57)	(.12)	—	(.12)	—	—	22.40	(13.71)	282	1.56[d]	1.32[d]	66

June 30, 2015	27.19	.25	(1.05)	(.80)	(.30)	—	(.30)	—	—	26.09	(2.88)	691	1.55	.98	62

June 30, 2014	21.46	.32	5.59	5.91	(.19)	—	(.19)	—	.01[e]	27.19	27.64	546	1.66	1.22	64

June 30, 2013	17.23	.25	4.22	4.47	(.24)	—	(.24)	—[f]	—	21.46	26.02	206	1.73	1.27	66

June 30, 2012	21.25	.27	(3.89)	(3.62)	(.81)	(.03)	(.84)	.01	.43[g,h,i]	17.23	(14.60) [g,i]	168	1.72	1.51	62

Class Y

December 31, 2016**	$22.75	.02	.76	.78	(.70)	—	(.70)	—	—	$22.83	3.45*	$42,167	.52*	.11*	20 *

June 30, 2016	26.58	.43	(3.94)	(3.51)	(.32)	—	(.32)	—	—	22.75	(13.27)	55,817	1.06[d]	1.73[d]	66

June 30, 2015	27.70	.40	(1.10)	(.70)	(.42)	—	(.42)	—	—	26.58	(2.42)	86,334	1.05	1.53	62

June 30, 2014	21.82	.53	5.61	6.14	(.27)	—	(.27)	—	.01[e]	27.70	28.28	60,579	1.16	1.96	64

June 30, 2013	17.53	.36	4.29	4.65	(.36)	—	(.36)	—[f]	—	21.82	26.63	9,714	1.23	1.77	66

June 30, 2012	21.60	.37	(3.95)	(3.58)	(.90)	(.03)	(.93)	.01	.43[g,h,i]	17.53	(14.13) [g,i]	7,484	1.22	2.04	62

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Europe Equity Fund	Europe Equity Fund 25

Financial highlights cont.

* Not annualized.

** Unaudited.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e  Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to $0.01 per share outstanding on November 27, 2013.

f  Amount represents less than $0.01 per share.

g  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bank of America which amounted to the following amounts per share outstanding on December 15, 2011:

Per share

Class A	$0.15

Class B	0.14

Class C	0.15

Class M	0.15

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 0.73% for the period ended June 30, 2012.

h  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to the following amounts per share outstanding on November 29, 2011:

Per share

Class A	$0.08

Class B	0.07

Class C	0.08

Class M	0.08

Class R	0.08

Class Y	0.08

i Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to the following amounts per share outstanding on July 21, 2011:

Per share

Class A	$0.20

Class B	0.19

Class C	0.20

Class M	0.20

Class R	0.20

Class Y	0.20

This payment resulted in an increase to total returns of 0.98% for the period ended June 30, 2012.

The accompanying notes are an integral part of these financial statements.

26 Europe Equity Fund

Notes to financial statements 12/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2016 through December 31, 2016.

Putnam Europe Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize European companies that Putnam Management believes have favorable investment potential. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets, such as those in Eastern Europe. Under normal circumstances, the fund invests at least 85% of the fund’s net assets in European companies and at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management considers a company to be European if the company’s securities trade in Europe, if the company is headquartered or organized in Europe, or if the company derives a majority of its revenues or profits from Europe. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Europe Equity Fund 27

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

28 Europe Equity Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Europe Equity Fund 29

At the close of the reporting period, the fund had a net liability position of $80,252 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $139,942 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $4,211,326 and the value of securities loaned amounted to $4,071,578.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2016, the fund had a capital loss carryover of $47,655,385 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$857,419	N/A	$857,419	*

46,797,966	N/A	46,797,966	June 30, 2018

30 Europe Equity Fund

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $16,381,188 recognized during the period between November 1, 2015 and June 30, 2016 to its fiscal year ending June 30, 2017.

The aggregate identified cost on a tax basis is $233,368,600, resulting in gross unrealized appreciation and depreciation of $9,654,984 and $27,427,617, respectively, or net unrealized depreciation of $17,772,633.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets) Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Europe Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.351% of the fund’s average net assets before an increase of $8,172 (0.003% of the fund’s average net assets) based on performance.

Europe Equity Fund 31

Putnam Management has contractually agreed, through October 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$176,755	Class R	343

Class B	4,113	Class Y	52,073

Class C	18,875	Total	$254,899

Class M	2,730

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $121 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $189, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

32 Europe Equity Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$211,244

Class B	1.00%	1.00%	19,663

Class C	1.00%	1.00%	90,244

Class M	1.00%	0.75%	9,782

Class R	1.00%	0.50%	818

Total			$331,751

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,230 and $21 from the sale of class A and class M shares, respectively, and received $1,893 and $15 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$46,797,703	$101,906,391
U.S. government securities (Long-term)	—	—

Total	$46,797,703	$101,906,391

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Europe Equity Fund 33

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	99,750	$2,293,785	1,616,017	$40,411,821

Shares issued in connection with
reinvestment of distributions	158,904	3,580,111	76,421	1,858,559

	258,654	5,873,896	1,692,438	42,270,380

Shares repurchased	(1,788,104)	(41,390,968)	(2,533,591)	(61,061,798)

Net decrease	(1,529,450)	$(35,517,072)	(841,153)	$(18,791,418)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	10,377	$230,416	41,690	$1,007,175

Shares issued in connection with
reinvestment of distributions	3,068	66,206	738	17,185

	13,445	296,622	42,428	1,024,360

Shares repurchased	(31,070)	(683,146)	(34,745)	(799,487)

Net increase (decrease)	(17,625)	$(386,524)	7,683	$224,873

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	59,941	$1,352,797	394,017	$9,839,730

Shares issued in connection with
reinvestment of distributions	12,552	275,889	4,749	112,602

	72,493	1,628,686	398,766	9,952,332

Shares repurchased	(186,504)	(4,194,992)	(531,307)	(12,128,474)

Net decrease	(114,011)	$(2,566,306)	(132,541)	$(2,176,142)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	560	$12,806	12,390	$293,915

Shares issued in connection with
reinvestment of distributions	1,671	37,346	445	10,750

	2,231	50,152	12,835	304,665

Shares repurchased	(9,418)	(212,752)	(25,306)	(607,858)

Net decrease	(7,187)	$(162,600)	(12,471)	$(303,193)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	4,026	$91,994	15,625	$376,800

Shares issued in connection with
reinvestment of distributions	264	5,889	46	1,114

	4,290	97,883	15,671	377,914

Shares repurchased	(2,165)	(49,458)	(29,564)	(742,238)

Net increase (decrease)	2,125	$48,425	(13,893)	$(364,324)

34 Europe Equity Fund

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16

Class Y	Shares	Amount	Shares	Amount

Shares sold	302,428	$7,086,203	2,625,327	$67,518,487

Shares issued in connection with
reinvestment of distributions	50,273	1,135,674	48,716	1,188,683

	352,701	8,221,877	2,674,043	68,707,170

Shares repurchased	(958,585)	(22,186,659)	(3,468,547)	(82,440,866)

Net decrease	(605,884)	$(13,964,782)	(794,504)	$(13,733,696)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash
Collateral Pool, LLC*	$5,232,796	$25,893,773	$26,915,243	$16,974	$4,211,326

Putnam Short Term
Investment Fund**	4,116,328	40,989,032	44,359,578	5,610	745,782

Totals	$9,349,124	$66,882,805	$71,274,821	$22,584	$4,957,108

* No management fees are charged to Putnam Cash Collateral Pool, LLC (see Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$16,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$103,916	Payables	$86,666

Total		$103,916		$86,666

Europe Equity Fund 35

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$170,091	$170,091

Total	$170,091	$170,091

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(138,457)	$(138,457)

Total	$(138,457)	$(138,457)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N. A.	JPMorganChase Bank N. A.	State Street Bank and Trust Co.	Total
Assets:

Forward currency contracts #	$100,562	$3,354	$—	$103,916

Total Assets	$100,562	$3,354	$—	$103,916

Liabilities:

Forward currency contracts #	3,060	82,770	836	86,666

Total Liabilities	$3,060	$82,770	$836	$86,666

Total Financial and Derivative	$97,502	$(79,416)	$(836)	$17,250
Net Assets

Total collateral received (pledged)†##	$97,502	$(79,416)	$—

Net amount	$—	$—	$(836)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

36 Europe Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
The Putnam Advisory Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Custodian	Executive Vice President,	BSA Compliance Officer
State Street Bank	Principal Executive Officer, and
and Trust Company	Compliance Liaison	Nancy E. Florek
Vice President, Director of
Legal Counsel	Robert T. Burns	Proxy Voting and Corporate
Ropes & Gray LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam Europe Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA005 304258 2/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Europe Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017